SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 9, 2004

Crown Andersen Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14229	58-1653577
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Dividend Drive, Peachtree City, Georgia 30269

(Address of Principal Executive Offices, including Zip Code)

(770) 486-2000

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

On March 9, 2004 Crown Andersen Inc. (the “Registrant”) issued a press release announcing that its Form 10-KSB for the year ended September 30, 2003 contained an audit opinion that included a going concern qualification. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99	Press Release of Registrant dated March 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2004	CROWN ANDERSEN INC.

	By:	/s/ Randall H. Morgan
Randall H. Morgan
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant dated March 9, 2004